Motley Fool Global Opportunities ETF
Schedule of Investments
May 31, 2024 (Unaudited)

COMMON STOCKS - 94.9%	Number of Shares	Value
Argentina - 2.0%
MercadoLibre, Inc.(a)	4,995	$8,619,272

Australia - 1.5%
Atlassian Corp. - Class A(a)	41,501	6,509,847

Canada - 10.1%
Brookfield Asset Management Ltd.(b)	272,819	10,705,418
Canadian National Railway Co.(b)	121,040	15,412,023
Waste Connections, Inc.	105,709	17,370,103
		43,487,544

China - 1.9%
Yum China Holdings, Inc.	225,921	8,078,935

France - 2.0%
Vivendi SA	800,595	8,773,691

Georgia - 2.8%
Georgia Capital PLC(a)	987,139	11,949,617

Germany - 2.2%
Symrise AG	78,611	9,327,177

Ireland - 6.2%
ICON PLC(a)	55,143	17,911,549
Kerry Group PLC - Class A	80,400	6,787,092
Kerry Group PLC - Class A	20,379	1,722,537
		26,421,178

Japan - 3.6%
Nintendo Co. Ltd.	286,480	15,584,118

Kenya - 0.1%
Safaricom PLC	4,000,000	548,659

Netherlands - 2.8%
Universal Music Group NV	387,256	12,009,045

Philippines - 2.2%
International Container Terminal Services, Inc.	1,616,030	9,433,285

Spain - 3.0%
Cellnex Telecom SA(c)	353,375	12,856,344

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	71,943	10,866,271

United Arab Emirates - 0.0%(d)
NMC Health PLC(a)(e)	485,482	-

United Kingdom - 6.2%
London Stock Exchange Group PLC	93,000	10,857,387
Rentokil Initial PLC - ADR(b)	468,201	12,632,063
System1 Group PLC(a)	479,670	3,071,360
		26,560,810

United States - 45.8%(f)
Alphabet, Inc. - Class C(a)	98,601	17,152,630
Amazon.com, Inc.(a)	119,180	21,028,119
American Tower Corp.	65,758	12,871,471
Aon PLC - Class A	31,379	8,837,582
Axon Enterprise, Inc.(a)	68,985	19,431,005
BioMarin Pharmaceutical, Inc.(a)	86,000	6,456,020
Comcast Corp. - Class A	224,963	9,005,269
Costco Wholesale Corp.	16,891	13,679,852
DexCom, Inc.(a)	55,000	6,532,350
Equinix, Inc.	14,644	11,173,079
Fastenal Co.	133,890	8,834,062
Mastercard, Inc. - Class A	33,501	14,977,292
Salesforce, Inc.	42,027	9,852,810
SBA Communications Corp.	25,908	5,095,585
Starbucks Corp.	101,917	8,175,782
Waters Corp.(a)(b)	22,518	6,955,810
Watsco, Inc.(b)	35,575	16,894,568
		196,953,286
TOTAL COMMON STOCKS (Cost $258,189,703)		407,979,079

PREFERRED STOCKS - 2.4%	Shares	Value
Germany - 2.4%
Dr Ing hc F Porsche AG, 0.00%,(c)	125,302	10,319,244
TOTAL PREFERRED STOCKS (Cost $11,766,781)		10,319,244

SHORT-TERM INVESTMENTS - 7.3%
Investments Purchased with Proceeds from Securities Lending - 7.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.52%(g)	31,461,716	31,461,716
TOTAL SHORT-TERM INVESTMENTS (Cost $31,461,716)		31,461,716

TOTAL INVESTMENTS - 104.6% (Cost $301,418,200)		$449,760,039
Liabilities in Excess of Other Assets - (4.6)%		(19,739,407)
TOTAL NET ASSETS - 100.0%
		$430,020,632

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2024. The total market value of these securities was $30,784,460 which represented 7.2% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of May 31, 2024, the value of these securities total $23,175,588 or 5.4% of the Fund’s net assets.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of May 31, 2024.

(f)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(g)	The rate shown represents the 7-day effective yield as of May 31, 2024.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	407,979,079	–	-	407,979,079
Preferred Stocks	10,319,244	–	–	10,319,244
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	31,461,716
Total Investments	418,298,323	–	-	449,760,039

Refer to the Schedule of Investments for additional information.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Refer to Schedule of Investments for industry classifications.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.